Exhibit 4.5

STAG INDUSTRIAL, INC.,

as Issuer,

and

                                                          ,

as Trustee

INDENTURE

Dated as of                               , 201

Senior Debt Securities

Reconciliation and tie between
Trust Indenture Act of 1939 and Indenture

Trust Indenture Act Section		Indenture Section
§ 310	(a)(1)	6.9
	(a)(2)	6.9
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(a)(5)	6.9
	(b)	6.8, 6.10
§ 311	(a)	6.13(a)
	(b)	6.13(b)
	(b)(2)	7.3(a)(2), 7.3(b)
§ 312	(a)	7.1, 7.2(a)
	(b)	7.2(b)
	(c)	7.2(c)
§ 313	(a)	7.3(a)
	(b)	7.3(b)
	(c)	7.3(a), 7.3(b)
	(d)	7.3(c)
§ 314	(a)	7.4
	(b)	Not Applicable
	(c)(1)	1.2
	(c)(2)	1.2
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.2
§ 315	(a)	6.1(a)
	(b)	6.2, 7.3(a) (6)
	(c)	6.1(b)
	(d)	6.1(c)
	(d)(1)	6.1(a) (1)
	(d)(2)	6.1(c) (2)
	(d)(3)	6.1(c) (3)
	(e)	5.14
§ 316	(a)(1)	1.1
	(a)(1)(A)	5.2, 5.12
	(a)(1)(B)	5.13
	(a)(2)	Not Applicable
	(b)	5.8
§ 317	(a)(1)	5.3
	(a)(2)	5.4
	(b)	10.3
§ 318	(a)	1.7

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

TABLE OF CONTENTS (1)

i

ii

(1) Note: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

iii

INDENTURE, dated as of                                 , 201    , between STAG INDUSTRIAL, INC., a Maryland corporation (the “Company”), and                                                         , a national banking association, as trustee (the “Trustee”).

RECITALS OF THE COMPANY

The Company deems it necessary to issue from time to time for its lawful purposes senior debt securities (the “Securities”) evidencing its unsecured and unsubordinated indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to principal amount, to bear interest at the rates or in accordance with such formulas, to mature at such times and to have such other provisions as shall be fixed as hereinafter provided.

This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

All things necessary to make this Indenture a valid agreement of the Company in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1                                   Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a)                                 the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(b)                                 all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c)                                  all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

(d)                                 the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Act”, when used with respect to any Holder, has the meaning specified in Section 1.4.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authenticating Agent” means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

“Beneficial Owner” means, with respect to Global Securities, the Person who is the beneficial owner of such Securities as reflected on the books of the Depositary for such Securities or on the books of a Person maintaining an account with such Depositary (directly or as an indirect participant, in accordance with the rules of such Depositary).

“Board of Directors” means the board of directors of the Company, or other body with analogous authority with respect to the Company, or any duly authorized committee of that board or body.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day”, when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, regulation or executive order to close.

“Capital Stock” means, with respect to any Person, any and all shares (including preferred shares), interests, participations or other equity ownership interests (however designated, whether voting or non-voting) in the Person and any rights (other than debt securities convertible into or exchangeable for corporate Capital Stock), warrants or options to purchase any thereof.

“Certificate of a Firm of Independent Public Accountants” means a certificate signed by any firm of independent public accountants of recognized standing selected by the Company. The term “independent” when used with respect to any specified firm of public accountants means such a firm which (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Securities of any series or in any affiliate of the Company or of such other obligor, and (3) is not connected with the Company or such other obligor or any affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions, but such firm may be the regular auditors employed by the Company. Whenever it is herein provided that any Certificate of a Firm of Independent Public Accountants shall be furnished to the Trustee for Securities of any series, such Certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Common Shares” means, with respect to any Person, capital stock or shares of beneficial interest issued by such Person other than Preferred Shares.

“Company” means the Person named as the “Company” in the first paragraph of this instrument, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Chief Executive Officer, its President, its Vice Chairman or a Vice President, and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

“Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at [•], Attention: [•], or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

“Defaulted Interest” has the meaning specified in Section 3.7.

“Depositary” means a clearing agency registered as such under the Exchange Act, as amended, or any successor thereto, which shall in either case be designated by the Company pursuant to Section 3.1 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Depositary” shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, “Depositary” as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of that series.

“Dollars” and the sign “$” mean the currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

“Event of Default” has the meaning specified in Article V.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means generally accepted accounting principles, as in effect from time to time, as used in the United States applied on a consistent basis; provided, that solely for purposes of any calculation required by the financial covenants contained herein, “GAAP” shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

“Global Security” means a Security evidencing all or part of a series of Securities which is executed by the Company and authenticated and delivered to the Depositary or pursuant to the Depositary’s instructions, all in accordance with this Indenture and pursuant to a Company Order, which shall be registered in the name of the Depositary or its nominee and which shall represent the amount of uncertificated securities as specified therein.

“Government Obligations” means securities that are (i) direct obligations of the government which issued the currency in which the Securities of a particular series are payable or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government that issued the currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government payable in such currency and are not callable or redeemable at the option of the issuer thereof.

“Guarantee” has the meaning set forth in Article XIV hereof.

“Guarantor” means any Person that is liable under a Guarantee under Article XIV hereof.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.1.

“Interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Officers’ Certificate” means a certificate signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Vice Chairman or a Vice President and by the Treasurer or the Secretary or an Assistant Treasurer or Assistant Secretary, of the Company and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company (including in-house counsel), and who shall be reasonably acceptable to the Trustee.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(a)                                 Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(b)                                 Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and Securities, except to the extent provided in Section 4.3 or Section 13.2, with respect to which the Company has effected satisfaction and discharge or defeasance as provided in Article IV or Article XIII; and

(c)                                  Securities that have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) Securities owned by the Company, any obligor upon the Securities or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that (A) in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded and (B) Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor; and (ii) the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration pursuant to Section 5.2.

“Paying Agent” means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment”, when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

“Preferred Shares” means, with respect to any Person, shares of capital stock or of beneficial interest issued by such Person that are entitled to a preference or priority over any other shares of capital stock or beneficial interest issued by such Person upon any distribution of such Person’s assets, whether by dividend or upon liquidation, dissolution or winding up.

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

“Responsible Officer”, when used with respect to the Trustee, means any officer assigned to the Corporate Trust Department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by Persons, who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

“Securities” has the meaning specified in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.5.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means, with respect to the Company, a Person a majority of the outstanding voting stock of which is owned or controlled, directly or indirectly, by the Company, or by one or more other Subsidiaries of the Company. For the purposes of this definition, “voting stock” means having the voting power for the election of directors, general partners, trustees, managing members or Persons performing similar functions, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean such successor Trustee, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

“Yield to Maturity” means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

Section 1.2                                   Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company or any obligor on the Securities shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants, compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate (other than certificates provided pursuant to Section 10.7) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(a)                                 a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b)                                 a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c)                                  a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d)                                 a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3                                   Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, any one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4                                   Acts of Holders.

(a)                                 Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b)                                 The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)                                  The ownership of Securities shall be proved by the Security Register.

(d)                                 Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 1.5                                   Notices, etc. to Trustee and Company.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(a)                                 the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at its Corporate Trust Office; or

(b)                                 the Company by the Trustee or by any Holder shall be sufficient for every purpose (unless otherwise expressly provided) hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 99 High Street, 28th Floor, Boston, Massachusetts 02110; or at any other address previously furnished in writing to the Trustee by the Company.

The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods; provided, however, that (a) the party providing such electronic instructions or directions, subsequent to the transmission thereof, shall provide the originally executed instructions or directions to the Trustee in a timely manner and (b) such originally executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions or directions notwithstanding such instructions or directions conflict or are inconsistent with a subsequent written instruction or direction or if the subsequent written instruction or direction is never received. The party providing instructions or directions by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods, as aforesaid, agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 1.6                                   Notice to Holders; Waiver.

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 1.7                                   Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control.

Section 1.8                                   Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.9                                   Successors and Assigns.

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.10                            Separability Clause.

In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11                            Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12                            Governing Law.

This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 1.13                            Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such next succeeding Business Day.

Section 1.14                            Certain Matters Relating to Currencies.

Whenever any action or Act is to be taken hereunder by the Holders of Securities denominated in different currencies or currency units, then for purposes of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a foreign currency or currency unit shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of a spot rate of exchange specified to the Trustee for such series in an Officers’ Certificate for such Foreign Currency or currency unit into Dollars as of the date the taking of such action or Act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee.

The Trustee shall segregate moneys, funds and accounts held by the Trustee in one currency or currency unit from any moneys, funds or accounts held in any other currencies or currency units, notwithstanding any provision herein that would otherwise permit the Trustee to commingle such amounts.

Section 1.15                            Force Majeure.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities or communications services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 1.16                            No Recourse Against Others.

No recourse shall be had for the payment of principal of, or premium, if any, or interest, if any, on any Security of any series, or for any claim based thereon, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation of the Company, either directly or indirectly through the Company or any successor corporation of the Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities of each series are solely corporate obligations, and that no personal liability whatsoever shall attach to, or is incurred by, any incorporator, shareholder, officer or director, past, present or future, of the Company or of any successor corporation of the Company, either directly or indirectly through the Company or any successor corporation of the Company, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities of any series, or to be implied herefrom or therefrom; and that all such personal liability is hereby expressly released and waived as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities of each series.

Section 1.17                            Waiver of Jury Trial.

EACH OF THE COMPANY, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

ARTICLE II

SECURITY FORMS

Section 2.1                                   Forms Generally.

The Securities of each series shall be in substantially the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 2.2                                   Form of Trustee’s Certificate of Authentication.

Subject to Section 6.14, the Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Securities referred to in the within-mentioned Indenture.

[•]

as Trustee

By

Authorized Signatory

ARTICLE III

THE SECURITIES

Section 3.1                                   Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of any series,

(1)                                 the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

(2)                                 any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.7);

(3)                                 the date or dates on which the principal of the Securities of the series is payable;

(4)                                 the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue (which, in either case or both, if so provided in such Board Resolution, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time), the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

(5)                                 the place or places where, subject to the provisions of Section 10.2, the principal of (and premium, if any) and interest on Securities of the series shall be payable, any Securities of that series may be surrendered for exchange or conversion, and notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served;

(6)                                 the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

(7)                                 the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(8)                                 whether Securities of the series are to be issued in registered form or bearer form or both, and if in bearer form, whether coupons will be attached to them and whether Securities of the series in bearer form may be exchanged for Securities of the series issued in registered form, and the circumstances under which and the places at which any such exchanges, if permitted, may be made;

(9)                                 if the Securities of the series are to be issued in bearer form or as one or more global notes representing Securities of the series in bearer form, whether certain provisions for the payment of additional interest or tax redemptions shall apply; whether interest with respect to any portion of temporary Securities of the series in bearer form payable with respect to any interest payment date prior to the exchange of such temporary Securities in bearer form for definitive Securities of a series in bearer form shall be paid to any clearing organization with respect to the portion of such temporary Securities in bearer form held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the persons entitled to interest payable on such interest payment date; and the terms upon which a temporary Securities in bearer form may be exchanged for one or more definitive Securities of the series in bearer form;

(10)                          if other than denominations of $1,000 and integral multiples of $1,000 in excess thereof, the denominations in which Securities of the series shall be issuable;

(11)                          if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

(12)                          if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2 or, if applicable, the portion of the principal amount of Securities of the series that is convertible in accordance with the provisions of this Indenture, or the method by which such portion shall be determined;

(13)                          any Events of Default and covenants of the Company with respect to the Securities of that series, whether or not such Events of Default or covenants are consistent with the Events of Defaults or covenants set forth herein;

(14)                          if other than Dollars, the currency or currency unit in which payment of the principal of (and premium, if any) or interest, if any, on the Securities of that series shall be made or in which the Securities of that series shall be denominated and the particular provisions applicable thereto;

(15)                          if the principal of (and premium, if any) and interest, if any, on the Securities of that series are to be payable, at the election of the Company or a Holder thereof, in a currency or currency unit other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency or currency unit in which such Securities are denominated or stated to be payable and the currency or currency unit in which such Securities are to be so payable;

(16)                          if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of that series may be determined with reference to an index based on a currency or currency unit other than that in which such Securities are denominated or stated to be payable or any other index, the manner in which such amounts shall be determined;

(17)                          if the Securities of that series do not bear interest, the applicable dates for purposes of Section 7.1;

(18)                          if the provisions of Section 4.1 relating to the satisfaction and discharge of this Indenture shall apply to the Securities of that series; or if provisions for the satisfaction and discharge of this Indenture other than as set forth in Section 4.1 shall apply to the Securities of that series;

(19)                          the application, if any, of Article XIII to the Securities of that series;

(20)                          whether the Securities of that series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities; and whether such Global Security or Securities shall be temporary or permanent;

(21)                          the terms and conditions, if any, upon which the Securities may be convertible into or exchangeable for Capital Stock or other securities and the terms and conditions upon which such conversion or exchange may be effected, including, without limitation, the initial conversion or exchange price or rate (or manner of calculation thereof), the portion that is convertible or exchangeable or the method by which any such portion shall be determined, the conversion or exchange period, provisions as to whether conversion or exchange will be at the option of the holders or at the option of the Company, the events requiring an adjustment of the conversion or exchange price, provisions affecting conversion or exchange in the event of the redemption of such Securities, and any limitations on the transfer or ownership of Capital Stock in connection with the preservation of the Company’s status as a real estate investment trust;

(22)                          whether such Securities will be secured or unsecured and if secured, the nature of the collateral securing the Securities

(23)                          whether and to what extent the Securities of such series will be guaranteed by a Guarantor and the identity of such Guarantor; and

(24)                          any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

All Securities of any one series shall be substantially identical except as to denomination, rate of interest, Stated Maturity and the date from which interest, if any, shall accrue, and except as may otherwise be provided in or pursuant to such Board Resolution relating thereto. The terms of such Securities, as set forth above, may be determined by the Company from time to time if so provided in or established pursuant to the authority granted in a Board Resolution. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.

Section 3.2                                   Denominations.

The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.3                                   Execution, Authentication, Delivery and Dating.

The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Vice Chairman or one of its Vice Presidents and its Chief Financial Officer or Controller. The signature of any of these officers on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating substantially,

(a)                                 if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

(b)                                 if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

(c)                                  that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles.

With respect to Securities of a series whose terms are to be established from time to time the Trustee shall be entitled to receive the Opinion of Counsel described in this Section in connection with the first authentication of Securities of that series. If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

Section 3.4                                   Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations. Until so exchanged, the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 3.5                                   Registration, Registration of Transfer and Exchange.

The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office or in any other office or agency of the Company in a Place of Payment being herein sometimes referred to as the “Security Register”) in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of the same tenor in any authorized denomination or denominations and of a like aggregate principal amount.

At the option of the Holder, Securities may be exchanged for other Securities of the same series of the same tenor in any authorized denomination or denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer, or for exchange or redemption, shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

The Company shall not be required (a) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before the day of the selection of the Securities to be redeemed under Section 11.3 or Section 12.3 and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part, or (c) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

Section 3.6                                   Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If (i) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company and the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, may, instead of issuing a new Security, pay any such Security.

Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.7                                   Payment of Interest; Interest Rights Preserved.

Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name the Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) at maturity, to the Persons to whom principal is payable.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (“Defaulted Interest”) shall forthwith cease to be payable to the Holder on the Regular

Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

(a)                                 The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business and on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date and, in the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Person in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

(b)                                 The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8                                   Persons Deemed Owners.

Prior to and at the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name a Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.9                                   Cancellation.

All Securities surrendered for payment, redemption, registration of transfer or exchange shall be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary procedures and, if requested, certification of their disposition delivered to the Company, unless by a Company Order the Company directs that canceled securities be returned to it.

Section 3.10                            Computation of Interest.

Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11                            Global Securities.

If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 3.3 and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the depositary for such Global Security or Securities or the nominee of such depositary, (iii) shall be delivered by the Trustee to such depositary or pursuant to such depositary’s instruction, and (iv) shall bear a legend substantially to the following effect: “Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary”. The Trustee shall deal with the Depositary and its participants as representatives of the Beneficial Owners of the Global Securities for purposes of exercising the rights of the Holders hereunder and the rights of the Beneficial Owners of the Global Securities shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary and its participants. Except as provided for below, Beneficial Owners shall not be entitled to certificates for Global Securities as to which they are the Beneficial Owners. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

Notwithstanding any other provision of this Section or Section 3.5, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary. The Beneficial Owner’s ownership of Securities shall be recorded on the records of a participant of the Depositary that maintains such Beneficial Owner’s account for such purpose and the participant’s record ownership of such Securities shall be recorded on the records of the Depositary.

If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for Securities of a series shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation, and the Company shall not have appointed a successor Depositary with respect to the Securities of such series within 90 days after the Company receives such notice or becomes aware of such lack of registration or good standing, or if at any time there shall have occurred and be continuing an Event of Default under this Indenture with respect to the Securities of such series, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

The Company may at any time and in its sole discretion (subject to the procedures of the Depositary) determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

If specified by the Company pursuant to Section 3.1 with respect to Securities of a series, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge,

(i)                                     to each Person specified by the Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Global Security; and

(ii)                                  to the Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be canceled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section 3.11 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

Neither the Trustee nor any agent of the Company or the Trustee shall have any responsibility for any actions taken or not taken by the Depositary. None of the Company, the Trustee nor any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 3.12                            CUSIP Numbers.

The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

ARTICLE IV

SATISFACTION AND DISCHARGE

Section 4.1                                   Satisfaction and Discharge of Securities of any Series.

(a)                                 The Company shall be deemed to have satisfied and discharged the entire indebtedness on all the Securities of any particular series (i) that have become due and payable, or (ii) by their terms are to become due and payable at their Stated Maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the Securities of such series, or (iii) with respect to which this Section 4.1 is specified to be applicable pursuant to Section 3.1, and, so long as no Event of Default shall be continuing, and the Trustee for the Securities of such series, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when:

(1)                                 either

(A)                               all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) any Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (ii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender is not required as provided in Section 11.6 and (iii)

Securities and coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in the last paragraph of Section 10.3) have been delivered to such Trustee for cancellation; or

(B)                               with respect to all Outstanding Securities of such series described in (A) above (and, in the case of (i) or (ii) below, any coupons appertaining thereto) not theretofore so delivered to the Trustee for the Securities of such series for cancellation:

(i)                               the Company has deposited or caused to be deposited with such Trustee as trust funds in trust an amount in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series), sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series and any related coupons for unpaid principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date as contemplated by Section 4.2, as the case may be; or

(ii)                            the Company has deposited or caused to be deposited with such Trustee as obligations in trust such amount of Government Obligations as will, as evidenced by a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, together with the predetermined and certain income to accrue thereon (without consideration of any reinvestment thereof), be sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Securities of such series and any related coupons for unpaid principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date as contemplated by Section 4.2, as the case may be; or

(iii)                         the Company has deposited or caused to be deposited with such Trustee in trust an amount equal to the amount referred to in clause (i) or (ii) in any combination of currency or currency unit or Government Obligations;

(2)                                 the Company has paid or caused to be paid all other sums payable with respect to the Securities of such series and any related coupons;

(3)                                 the Company has delivered to such Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Securities of such series and any related coupons have been complied with; and

(4)                                 in the case of Securities having a Stated Maturity more than one year from the date of deposit pursuant to (B) above the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such satisfaction and discharge and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred; and

(b)                                 Upon the satisfaction of the conditions set forth in this Section 4.1 with respect to all the Securities of all series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company, and the Holders of the Securities of such series and any related coupons shall look for payment only to the funds or obligations deposited with the Trustee pursuant to Section 4.1(a)(1)(B); provided, however, that in no event shall the Company be discharged from (i) any payment obligations in respect of Securities of such series and any related coupons which are deemed not to be Outstanding under clause (c) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law, (ii) from any obligations under Sections 4.2(b), 6.7 and 6.10 and Article XIII and (iii) from any obligations under Sections 3.5 and 3.6 (except that Securities of such series issued upon registration of transfer or exchange or in lieu of mutilated, destroyed, lost or stolen Securities and any related coupons shall not be obligations of the Company) and Sections 7.1 and 10.2; and provided, further, that in the event a petition for relief under the Bankruptcy Act of 1978 or Title 11 of the United States Code or a successor statute is filed and not discharged with respect to the Company within 91 days after the deposit, the entire indebtedness on all Securities of such series and any related coupons shall not be discharged, and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Company upon Company Request.

Section 4.2                                   Application of Trust Money.

(a)                                 All money and obligations deposited with the Trustee for any series of Securities pursuant to Section 4.1 shall be held irrevocably in trust and shall be held under the terms of an escrow trust agreement in form satisfactory to such Trustee. Such money and obligations shall be applied by such Trustee, in accordance with the provisions of the Securities, any coupons, this Indenture and such escrow trust agreement, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as such Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Securities for the payment of which such money and obligations have been deposited with such Trustee. If Securities of any series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provision or in accordance with any mandatory sinking fund requirement, the Company shall make such arrangements as are reasonably satisfactory to the Trustee for any series of Securities for the giving of notice of redemption by such Trustee in the name, and at the expense, of the Company.

(b)                                 The Company shall pay and shall indemnify the Trustee for any series of Securities against any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to Section 4.1 or the interest and principal received in respect of such Government Obligations other than any such tax, fee or other charge which by law is payable by or on behalf of Holders. The obligation of the Company under this Section 4.2(b) shall be deemed to be an obligation of the Company under Section 6.7(b).

(c)                                  Anything in this Article IV to the contrary notwithstanding, subject to Section 6.7, the Trustee for any series of Securities shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 4.1 which, as expressed in a Certificate of a Firm of Independent Public Accountants delivered to the Trustee, are in excess of the amount thereof which would then have been required to be deposited for the purpose for which such money or Government Obligations were deposited or received provided such delivery can be made without liquidating any Government Obligations.

Section 4.3                                   Satisfaction and Discharge of Indenture.

Upon compliance by the Company with the provisions of Section 4.1 as to the satisfaction and discharge of each series of Securities issued hereunder, and if the Company has paid or caused to be paid all other sums payable under this Indenture, this Indenture shall cease to be of any further effect (except as otherwise provided herein). Upon Company Request and receipt of an Opinion of Counsel and an Officers’ Certificate complying with the provisions of Section 1.2, the Trustees for all series of Securities (at the expense of the Company) shall execute proper instruments acknowledging satisfaction and discharge of this Indenture.

Notwithstanding the satisfaction and discharge of this Indenture, any obligations of the Company under Sections 3.5, 3.6, 4.2(b), 6.7, 6.10, 7.1 and 10.2 and Article XIII and the obligations of the Trustee for any series of Securities under Section 4.2 shall survive.

Section 4.4                                   Reinstatement.

If the Trustee for any series of Securities is unable to apply any of the amounts (for purposes of this Section 4.4, “Amounts”) or Government Obligations, as the case may be, described in Section 4.1(a)(1)(B)(i) or (ii), respectively, in accordance with the provisions of Section 4.1 by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s obligations under this Indenture and the Securities of such series and the coupons, if any, appertaining thereto shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.1 until such time as the Trustee for such series is permitted to apply all such Amounts or Government Obligations, as the case may be, in accordance with the provisions of Section 4.1; provided, however, that if, due to the reinstatement of its rights or obligations hereunder, the Company has made any payment of principal of (or premium, if any) or interest, if any, on such Securities or coupons, the Company shall be subrogated to the rights of the Holders of such Securities or coupons to receive payment from such Amounts or Government Obligations, as the case may be, held by the Trustee for such series.

ARTICLE V

REMEDIES

Section 5.1                                   Events of Default.

Unless otherwise specified in Section 3.1 with respect to any series of Securities, “Event of Default”, wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)                                 default in the payment of any interest on any Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

(b)                                 default in the payment of the principal of (or premium, if any, on) any Security of such series at its Maturity; or

(c)                                  default in the performance, or breach, of any covenant or agreement of the Company in this Indenture (other than a default in the performance, or a breach, of a covenant or warranty which is specifically dealt with elsewhere in this Section or which has expressly been included in this Indenture solely for the benefit of series of Securities other than such series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(d)                                 the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

(e)                                  the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

(f)                                   any other Event of Default provided with respect to Securities of that series.

Section 5.2                                   Acceleration of Maturity; Rescission and Annulment.

If an Event of Default with respect to the Securities of any series at the time Outstanding occurs and is continuing (other than pursuant to Section 5.1(d) or (e)), then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series shall, declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders) and, upon any such declaration such principal amount (or specified amount) shall become due and payable. If an Event of Default specified in Section 5.1(d) or (e) occurs and is continuing, then the principal of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

At any time after such declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

(a)                                 the Company has paid or deposited with the Trustee a sum sufficient to pay

(1)                                 all overdue interest on all Securities of such series,

(2)                                 the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

(3)                                 to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

(4)                                 all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel; and

(b)                                 all Events of Default with respect to Securities of such series, other than the non-payment of principal of Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.3                                   Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if:

(a)                                 default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

(b)                                 default is made in the payment of principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate prescribed therefor in such Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement for any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4                                   Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(a)                                 to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims for the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(b)                                 to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the

Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 5.5                                   Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.6                                   Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest.

Section 5.7                                   Limitation on Suits.

No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)                                 such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

(b)                                 the Holders of not less than 25% in principal amount for the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(c)                                  such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the cost, expenses and liabilities to be incurred in compliance with such request;

(d)                                 the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(e)                                  no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, distribute or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

Section 5.8                                   Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.9                                   Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

Section 5.10                            Rights and Remedies Cumulative.

Except as provided in Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Trustee and the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11                            Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12                            Control by Holders.

The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

(a)                                 such direction shall not be in conflict with any rule of law or with this Indenture;

(b)                                 the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

(c)                                  the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would involve the Trustee in personal liability.

Section 5.13                            Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default

(a)                                 in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

(b)                                 in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14                            Undertaking for Costs.

All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 5.15                            Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE VI

THE TRUSTEE

Section 6.1                                   Certain Duties and Responsibilities.

(a)                                 With respect to Securities of any series, except during the continuance of an Event of Default with respect to Securities of such series,

(1)                                 the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2)                                 in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements for this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(b)                                 In case an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall with respect to Securities of such series exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(c)                                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

(1)                                 this Subsection (c) shall not be construed to limit the effect of Subsection (a) of this Section;

(2)                                 the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(3)                                 the Trustee shall not be liable with respect to Securities of any series with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of such series relating to the time, method and place of conducting and proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

(4)                                 no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)                                 Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2                                   Notice of Defaults.

Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of the board of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(d) no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 6.3                                   Certain Rights of Trustee.

Subject to the provisions of Section 6.1:

(a)                                 the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)                                 any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c)                                  whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate and Opinion of Counsel;

(d)                                 the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)                                  the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)                                   the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence or indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(g)                                  the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h)                                 the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the rights or powers conferred upon it by this Indenture;

(i)                                     in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(j)                                    the Trustee shall not be deemed to have notice of any default hereunder or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default or Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

(k)                                 the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

(l)                                     the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.

Section 6.4                                   Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein, and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.5                                   May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 6.6                                   Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing by the Company.

Section 6.7                                   Compensation and Reimbursement.

The Company agrees:

(a)                                 to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b)                                 except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct;

(c)                                  to indemnify the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, liability, claims or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section;

(d)                                 the Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.7, except with respect to funds held in trust for the benefit of the Holders of particular Securities;

(e)                                  Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(d) or Section 5.1(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law; and

(f)                                   The provisions of this Section shall survive the termination of this Indenture.

Section 6.8                                   Qualification of Trustee; Conflicting Interests.

The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time required thereby. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded Securities of any particular series of Securities other than that series.

Section 6.9                                   Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder which shall be:

(a)                                 a corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal or State authority, or

(b)                                 a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation, or other order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to a United States institutional trustee, having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or a Person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee upon the Securities. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.10                            Resignation and Removal; Appointment of Successor.

(a)                                 No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

(b)                                 The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may at the Company’s expense petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(c)                                  The Trustee may be removed at any time with respect to the Securities of any series by an Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

(d)                                 If at any time:

(1)                                 the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 6.8 hereof after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months unless the Trustee’s duty to resign is stayed in accordance with Section 310(b) of the Trust Indenture Act, or

(2)                                 the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

(3)                                 the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e)                                  If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of any one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the securities of such series and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of such Securities and accepted appointment in the manner required by Section 6.11, the Holder of any Security of such series who has been a bona fide Holder for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f)                                   The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11                            Acceptance of Appointment by Successor.

(a)                                 In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b)                                 In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trust and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c)                                  Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers, trusts and duties referred to in paragraph (a) or (b) of this Section, as the case may be.

(d)                                 No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 6.12                            Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.13                            Preferential Collection of Claims Against Company.

If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debt Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 6.14                            Appointment of Authenticating Agent.

At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

[•], as Trustee

By

Authenticating Agent

By

Authorized Signatory

ARTICLE VII

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1                                   Company to Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee:

(a)                                 semi-annually, not later than June 30th and December 30th in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding June 15th or December 15th, as the case may be; and

(b)                                 at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

Section 7.2                                   Preservation of Information; Communications to Holders.

(a)                                 The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar or Paying Agent (if so acting). The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

(b)                                 If three or more Holders (hereinafter referred to as “applicants”) apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states the applicants’ desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

(1)                                 afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

(2)                                 inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), a copy of the form of proxy or other communication which is specified in such requests, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender, otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c)                                  Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

Section 7.3                                   Reports by Trustee.

(a)                                 The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of the initial issuance of Securities under this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

(b)                                 A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and also with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

Section 7.4                                   Reports by Company.

The Company shall file with the Trustee, and transmit to the Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and shall not constitute a representation or warranty as to the accuracy or completeness of the reports, information and documents. All required reports, information and documents referred to in this Section 7.4 shall be deemed filed with the Trustee and transmitted to the Holders at the time such reports, information or documents are publicly filed with the Commission via the Commission’s EDGAR filing system (or any successor system). For purposes of clarification, the foregoing sentence does not impose on the Trustee any duty to search for or obtain any electronic or other filings that the Company makes with the Commission, regardless of whether such filings are periodic, supplemental or otherwise. The Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

ARTICLE VIII

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.1                                   Company May Consolidate, etc., Only on Certain Terms.

The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

(a)                                 in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interests on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

(b)                                 immediately after giving effect to such transaction and treating any indebtedness that becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

(c)                                  the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.2                                   Successor Person Substituted.

Upon any consolidation by the Company, with or merger by the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease, the Company shall be discharged from all obligations and covenants under the Indenture and the Securities.

ARTICLE IX

SUPPLEMENTAL INDENTURES

Section 9.1                                   Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, the Company, when authorized by a Board Resolution and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a)                                 to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

(b)                                 to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

(c)                                  to add any additional Events of Default with respect to any or all series of Securities (and, if any such Event of Default applies to fewer than all series of Securities, stating each series to which such Event of Default applies); or

(d)                                 to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

(e)                                  to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

(f)                                   to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

(g)                                  to add Guarantees with respect to the Securities; or

(h)                                 to secure the Securities; or

(i)                                     to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

(j)                                    to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; or

(k)                                 to add to the conditions, limitations and restrictions on the authorized amount, form, terms or purposes of issue, authentication and delivery of Securities, as herein set forth, other conditions, limitations and restrictions thereafter to be observed; or

(l)                                     to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 4.1 or Article XIII, provided that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect; or

(m)                             to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 9.5 or otherwise; or

(n)                                 to add or modify any other provision in this Indenture with respect to matters or questions arising hereunder which the Company may deem necessary or desirable and which does not materially and adversely affect the legal rights under this Indenture of any Holder of Securities of any series.

Section 9.2                                   Supplemental Indentures with Consent of Holders.

With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

(a)                                 change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

(b)                                 reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

(c)                                  modify any of the provisions of this Section or Sections 5.13 and 10.8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 10.8, or the deletion of this provision, in accordance with the requirements of Sections 6.11(b) and 9.1(i).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

Upon the request of the Company, each accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3                                   Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel and an Officers’ Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 9.4                                   Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.5                                   Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect and shall be deemed to include any provisions of the Trust Indenture Act necessary to effect such conformity.

Section 9.6                                   Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE X

COVENANTS

Section 10.1                            Payment of Principal, Premium and Interest.

The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

Section 10.2                            Maintenance of Office or Agency.

The Company will maintain in each Place of Payment for any series of Securities, an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. The office of the Trustee at its Corporate Trust Office or at the offices or agencies of its agent shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Company may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

Section 10.3                            Money for Security Payments to be Held in Trust.

If the Company shall at any time act as its own Paying Agent, it will, on or not more than one Business Day before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

If the Company is not acting as Paying Agent, the Company will, on or before each due date of the principal of (and premium, if any), or interest on, any Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(a)                                 hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(b)                                 give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

(c)                                  at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

(d)                                 acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Unless otherwise required by applicable law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, or mail to each such Holder or both notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 10.4                            Corporate Existence.

Subject to Article VIII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the legal existence, rights (charter or statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole.

Section 10.5                            Maintenance of Properties.

The Company shall cause all properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order, normal wear and tear excepted, and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from (i) removing permanently any property that has been condemned or suffered a casualty loss, if, in the Company’s  reasonable judgment, such removal is in the Company’s best interest and is not disadvantageous in any material respect to the Holders, (ii) discontinuing the maintenance of any of such properties disposing of any of them if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders, or (iii) selling or otherwise disposing for value the Company’s properties in the ordinary course of business consistent with the terms of the Indenture.

Section 10.6                            Payment of Taxes and Other Claims.

The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith.

Section 10.7                            Statement by Officers as to Default.

The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 10.8                            Waiver of Certain Covenants.

The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.4 through 10.6 if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or effect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

ARTICLE XI

REDEMPTION OF SECURITIES

Section 11.1                            Applicability of Article.

Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

Section 11.2                            Election to Redeem; Notice to Trustee.

The election of the Company to redeem any Securities pursuant to Section 11.1 shall be evidenced by a Board Resolution and an Officers’ Certificate delivered to the Trustee. In case of any redemption at the election of the Company, the Company shall, not less than 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction or condition.

Section 11.3                            Selection by Trustee of Securities to be Redeemed.

If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem to be fair and appropriate, and the amounts to be redeemed shall be equal to $1,000 or any integral multiple thereof.

The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

Section 11.4                            Notice of Redemption.

Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

All notices of redemption shall state:

(a)                                 the Redemption Date;

(b)                                 the Redemption Price, of if not then ascertainable, the manner of calculation thereof;

(c)                                  if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed;

(d)                                 in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

(e)                                  that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

(f)                                   that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

(g)                                  the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

(h)                                 the CUSIP Number of the Securities.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request and with the notice information delivered to the Trustee at least 5 Business Days before such notice is to be given to the Holders (unless a shorter period shall be acceptable to the Trustee), by the Trustee in the name and at the expense of the Company.

The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

Section 11.5                            Deposit of Redemption Price.

On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date (except as otherwise specified as contemplated by Section 3.1 for Securities of any series)) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

Section 11.6                            Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that (except as otherwise specified as contemplated by Section 3.1 for Securities of any series)) installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 3.7.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

Section 11.7                            Securities Redeemed in Part.

Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 10.2 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge to the Holder, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; provided, however, that the Depositary need not surrender Global Securities for a partial redemption and may be authorized to make a notation on such Global Security of such partial redemption. In the case of a partial redemption of the Global Securities, the Depositary, and in turn, the participants in the Depositary, shall have the responsibility to select any Securities to be redeemed by their standard procedures.

ARTICLE XII

SINKING FUNDS

Section 12.1                            Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 12.2                            Satisfaction of Sinking Fund Payments with Securities.

The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 12.3                            Redemption of Securities for Sinking Fund.

Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash, the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and the basis for such credit and will also deliver to the Trustee any Securities to be so delivered. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the

Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

ARTICLE XIII

DEFEASANCE AND COVENANT DEFEASANCE

Section 13.1                            Applicability of Article; Company’s Option to Effect Defeasance or Covenant Defeasance.

If, pursuant to Section 3.1, provision is made for either or both of (a) defeasance of the Securities of or within a series under Section 13.2 or (b) covenant defeasance of the Securities of or within a series under Section 13.3, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any Securities), shall be applicable to such Securities and any coupons appertaining thereto, and the Company may at its option by Board Resolution, at any time, with respect to such Securities and any coupons appertaining thereto, elect to have Section 13.2 (if applicable) or Section 13.3 (if applicable) be applied to such Outstanding Securities and any coupons appertaining thereto upon compliance with the conditions set forth below in this Article.

Section 13.2                            Defeasance and Discharge.

Upon the Company’s exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any coupons appertaining thereto on the date the conditions set forth in Section 13.4 are satisfied (hereinafter, “defeasance”). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any coupons appertaining thereto, which shall thereafter be deemed to be “Outstanding” only for the purposes of Section 13.5 and the other Sections of this Indenture referred to in clauses (A) and (B) below, and to have satisfied all of its other obligations under such Securities and any coupons appertaining thereto and this Indenture insofar as such Securities and any coupons appertaining thereto are concerned (and the Trustee, at the expense and at the request of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any coupons appertaining thereto to receive, solely from the trust fund described in Section 13.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities and any coupons appertaining thereto when such payments are due, (B) the Company’s obligations with respect to such Securities under Sections 3.5, 3.6, 10.2 and 10.3, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, (D) the rights of Holders to convert Securities, if any, in accordance with their terms, and (E) this Article. Subject to compliance with this Article, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 13.3 with respect to such Securities and any coupons appertaining thereto.

Section 13.3                            Covenant Defeasance.

Upon the Company’s exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 10.4 to 10.6, inclusive, and, if specified pursuant to Section 3.1, its obligations under any other covenant, with respect to such Outstanding Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter, “covenant defeasance”), and such Securities and any coupons appertaining thereto shall thereafter be deemed to be not “Outstanding” for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 10.4 to 10.6, inclusive, or such other covenant, but shall continue to be deemed “Outstanding” for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any coupons appertaining thereto, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 5.1(c) or 5.1(f) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any coupons appertaining thereto shall be unaffected thereby.

Section 13.4                            Conditions to Defeasance or Covenant Defeasance.

The following shall be the conditions to application of Section 13.2 or Section 13.3 to any Outstanding Securities of or within a series and any coupons appertaining thereto:

(a)                                 The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto, (1) an amount in such currency or currencies in which such Securities and any coupons appertaining thereto are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such Securities and coupons appertaining thereto (determined on the basis of the currency or currencies in which such Securities and coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any coupons appertaining thereto, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a Certificate of a Firm of Independent Public Accountants delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any coupons appertaining thereto to the Stated Maturity of such principal or installment of principal or interest or any applicable Redemption Date and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any coupons appertaining thereto.

(b)                                 Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

(c)                                  No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any coupons appertaining thereto shall have occurred and be continuing on the date of such deposit or, insofar as Sections 5.1(d) and 5.1(e) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period), and the Company shall have delivered to the Trustee an Opinion of Counsel (which may be subject to the customary exceptions) to the effect that after the passage of 91 days following deposit, the trust funds will not be subject to the effect of any applicable Federal or State bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

(d)                                 In the case of an election under Section 13.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

(e)                                  In the case of an election under Section 13.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

(f)                                   The Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 13.2 or the covenant defeasance under Section 13.3 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company’s option under Section 13.2 or Section 13.3 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under said Act have been effected.

(g)                                  Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.1.

(h)                                 If the Securities of such series are to be redeemed, either notice of such redemption shall have been given or the Company shall have given the Trustee irrevocable directions to give notice of such redemption in the name, and at the expense of, the Company, under arrangements satisfactory to the Trustee.

Section 13.5                            Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

Subject to the provisions of the last paragraph of Section 10.3, all money and Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee pursuant to Section 13.4 in respect of any Outstanding Securities of any series and any coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

Unless otherwise specified with respect to any Security pursuant to Section 3.1, if, after a deposit referred to in Section 13.4(a) has been made, the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.1 or the terms of such Security to receive payment in a currency other than that in which the deposit pursuant to Section 13.4(a) has been made in respect of such Security, the indebtedness represented by such Security and any coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency in which such Security becomes payable as a result of such election based on the applicable market exchange rate for such currency in effect on the second Business Day prior to each payment date.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any coupons appertaining thereto.

Anything in this Article to the contrary notwithstanding, subject to Section 6.7, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 13.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a Certificate of a Firm of Independent Public Accountants thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article, provided such delivery can be made without liquidating any Government Obligations.

ARTICLE XIV

GUARANTEE OF SECURITIES

Section 14.1                            Guarantee.

(a)                                 Each Person, if any, designated as a “Guarantor” in the Board Resolution or supplemental indenture establishing a series of Securities that also establishes itself as a Guarantor of such Securities by Board Resolution or pursuant to authority granted by one or more Board Resolutions and set forth, or determined in the manner established in one or more indentures supplemental hereto, with respect to each series of Securities to which this Article XIV is made applicable, irrevocably and unconditionally guarantees (the “Guarantee”) to each Holder of a Security of such series authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities of such series or the obligations of the Company under this Indenture or the Securities of such series, that: (i) the principal of and premium, if any, and interest on the Securities of such series will be paid in full when due, whether at the Stated Maturity or Interest Payment Date, by acceleration, call for redemption, or otherwise; (ii) all other obligations of the Company to the Holders of such series or the Trustee under this Indenture or the Securities of such series will be promptly paid in full, all in accordance with the terms of this Indenture and the Securities of such series; and (iii) in case of any extension of time of payment or renewal of any Securities of such series or any of such other obligations thereunder, they will be paid in full when due in accordance with the terms of the extension or renewal, whether at the Stated Maturity or Interest Payment Date, by acceleration, call for redemption, or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, each Guarantor shall be obligated to pay the same before failure so to pay becomes an Event of Default with respect to Securities of any series. If the Company defaults in the payment of the principal of or premium, if any, or interest on the Securities of a series so guaranteed when and as the same shall become due, whether at the Stated Maturity or Interest Payment Date, by acceleration, call for redemption, or otherwise, without the necessity of action by the Trustee or any Holder, each Guarantor with respect to such series shall be required to promptly make such payment in full. The obligations of all Guarantors under this Article XIV shall be joint and several.

(b)                                 Each Guarantor agrees with respect to Securities of any series that its obligations with regard to this Guarantee shall be as principal and not merely as surety and shall be full, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Securities of such series or this Indenture, the absence of any action to enforce the same, any delays in obtaining or realizing upon or failures to obtain or realize upon collateral, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor. Each Guarantor with respect to Securities of any series hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company or right to require the prior disposition of the assets of the Company to meet its obligations, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of all obligations contained in the Securities of such series and this Indenture as it relates to such series of Securities.

(c)                                  If any Holder of Securities of a series or the Trustee is required by any court or otherwise to return to any of the Company or a Guarantor with respect to Securities of that series, or any custodian, trustee, or similar official acting in relation to any of the Company or a Guarantor, any amount paid by any of the Company or a Guarantor to the Trustee or such Holder with respect to Securities of that series, the Guarantee with respect to Securities of that series, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders of Securities of a series in respect of any obligations guaranteed hereby until payment in full of all obligations of Securities of such series. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 5.2 for the purposes of a Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Company of the obligations so guaranteed, and (ii) in the event of any declaration of acceleration of those obligations as provided in Section 5.2, those obligations (whether or not due and payable) will forthwith become due and payable by the Guarantors with respect to Securities of a series for purposes of the Guarantee.

(d)                                 Each Guarantor and by its acceptance of a Security issued hereunder each Holder hereby confirms that it is the intention of all such parties that the Guarantee by each Guarantor set forth in Section 14.1(a) not constitute a fraudulent transfer or conveyance for purpose of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and all Guarantors hereby irrevocably agree that the obligations of each of the Guarantors under the Guarantee set forth in Section 14.1(a) shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to the next succeeding sentence, result in the obligations of such Guarantor under such Guarantee not constituting such a fraudulent transfer or conveyance. Each Guarantor that makes any payment or distribution under Section 14.1(a) shall be entitled to a contribution from each other Guarantor equal to its Pro Rata Portion of such payment or distribution. For purposes of the foregoing, the “Pro Rata Portion” of any Guarantor means the percentage of net assets of all Guarantors held by such Guarantor, determined in accordance with GAAP.

(e)                                  It is the intention of the parties that the obligations of the Guarantors shall be in, but not in excess of, the maximum amount permitted by applicable law. Accordingly, if the obligations in respect of the Guarantee would be annulled, avoided or subordinated to the creditors of any Guarantor by a court of competent jurisdiction in a proceeding actually pending before such court as a result of a determination both that such Guarantee was made without fair consideration and, immediately after giving effect thereto, such Guarantor was insolvent or unable to pay its debts as they mature or left with an unreasonably small capital, then the obligations of such Guarantor under such Guarantee shall be reduced by such court if and to the extent such reduction would result in the avoidance of such annulment, avoidance or subordination; provided, however, that any reduction pursuant to this paragraph shall be made in the smallest amount as is strictly necessary to reach such result. For purposes of this paragraph, “fair consideration,” “insolvency,” “unable to pay its debts as they mature,” “unreasonably small capital” and the effective times of reductions, if any, required by this paragraph shall be determined in accordance with applicable law.

(f)                                   If the obligations of any Guarantor are reduced pursuant to Section 14.1(d) or 14.1(e) above, such reduction shall be applied proportionately with respect to all Securities (of whatever series) guaranteed under Section 14.1, in accordance with the respective outstanding principal amount of such Securities so guaranteed (or, if any Securities are Original Issue Discount Securities, the accreted value of such Securities) and being then due upon the acceleration of the payment of such Securities.

(g)                                  A Guarantor may consolidate with, sell, lease or convey all or substantially all of its assets to, or merge with or into, the Company, a Subsidiary of the Company or another Guarantor at any time without limitation, provided that, if the successor entity or entity acquiring the assets is a Subsidiary of the Company or another Guarantor, such entity expressly or by operation of law assumes all of the obligations of the Guarantor under this Indenture in connection with the transaction. In any such case, the Guarantor shall be released from all obligations under this Indenture.

(h)                                 In addition to the transactions permitted by Section 14.1(g), a Guarantor may consolidate with, sell, lease or convey all or substantially all of its assets to, or merge with or into, any other Person, provided that, in any such case, the Guarantor shall be the continuing Person, or the successor Person or Person acquiring the assets shall be a Person organized and existing under the laws of the United States or a State thereof and such Person expressly assumes all of the obligations of the Guarantor under this Indenture by supplemental indenture complying with Article IX hereof, in form satisfactory to the Trustee, executed and delivered to the Trustee by such corporation. In any such case, the Guarantor shall be released from all obligations under this Indenture. Any such consolidation, sale, lease, conveyance or merger is also subject to the condition that the Trustee receive an Officers’ Certificate of the Guarantor and an Opinion of Counsel to the effect that the transaction, and the assumption by any successor corporation or acquiror of assets, complies with the provisions of this Section 14.1(h) and that all conditions precedent herein provided for relating to such transaction have been complied with.

(i)                                     Upon a sale, transfer or other disposition of Capital Stock of a Subsidiary Guarantor by the Company to a Person other than the Company, which disposition (i) is not subject to Section 14.1(g), Section 14.1(h) or Article VIII, (ii) causes such Guarantor to no longer be a Subsidiary of the Company, (iii) is for consideration at least equal to the fair value of the Capital Stock disposed of (in the good faith determination of the Board of Directors of the Company) and (iv) is otherwise in compliance with the terms of this Indenture, such Guarantor shall be released from all obligations under this Indenture. Upon the delivery by the Company to the Trustee of an Officers’ Certificate and an Opinion of Counsel to the effect that the transaction or series of related transactions giving rise to the release of such obligations was made in accordance with the provisions of this Indenture, the Trustee upon Company Request shall execute, at the expense of the Company, any documents reasonably required by the Company in order to evidence the release of such Guarantor from its obligations. Any Guarantor not so released shall remain liable for the full amount of principal of and premium, if any, and interest on, the Securities as provided in this Article XIV.

Section 14.2                            Future Guarantors.

Each Person providing a guarantee of any Security of a series pursuant to this Indenture shall execute and deliver a supplemental indenture making such Person a party to this Indenture for the purpose of becoming a Guarantor.

Section 14.3                            Delivery of Guarantee.

The delivery of any Security of a series by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in Section 14.1 on behalf of each Guarantor for that series.

Patriot Act Disclosure:

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a Trust or other legal entity the Trustee will ask for documentation to verify its formation and existence as a legal entity.

* * * * *

This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

STAG INDUSTRIAL, INC.

By
Name:

Title:

[•], as Trustee

By
Name:

Title:

Signature Page to Base Indenture